EXHIBIT 10.24

EXECUTIVE SEVERANCE AGREEMENT

                    As of December 31, 1999, each of the following officers have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from Exhibit 10.17 of the Company's Form 8-K filed March 5, 1997:

Mark F. Furlong
James A. Hubbard
Kevin T. Kabat
Kenneth C. Krei
David C. Schneider
Michelle L. Van Dyke
David J. Wagner
Robert H. Warrington